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                                                                    Exhibit 32.1

              CERTIFICATE OF CHIEF EXECUTIVE AND FINANCIAL OFFICERS

        This Certificate is being delivered pursuant to the requirements of
Section 1350 of Chapter 63 (Mail Fraud) of Title 18 (Crimes and Criminal Procedures) of the United States Code and shall not be relied on by any person for any other purpose.

        The undersigned, who are the Chief Executive Officer and Chief Financial Officer of Behringer Harvard Advisors II LP, the co-general partner of Behringer Harvard Short-Term Opportunity Fund I LP (the "Partnership"), each hereby certify as follows:

        The Quarterly Report on Form 10-Q of the Partnership (the "Report"), which accompanies this Certificate, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and all information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


        Dated this 16th day of May, 2005.


                                         /s/ Robert M. Behringer
                                         ---------------------------------------
                                         Robert M. Behringer, Chief Executive
                                         Officer of Behringer Harvard Advisors
                                         II LP, general partner


                                         /s/ Gary S. Bresky
                                         ---------------------------------------
                                         Gary S. Bresky, Chief Financial Officer
                                         and Treasurer of Behringer Harvard
                                         Advisors II LP, general partner


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.